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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of the following reports on the financial statements of the following businesses in this Registration Statement on Form S-8 of Quanta Services, Inc.; our report dated June 7, 1999, on the consolidated financial statements of Quanta Services, Inc. and Subsidiaries as of and for the three years in the period ended December 31, 1998; our report dated May 7, 1999, on the combined financial statements of Driftwood Electrical Contractors, Inc. as of and for the year ended December 31, 1998; and our report dated June 3, 1999 on the combined financial statements of the H.L. Chapman Construction Group as of and for the year ended October 31, 1998, all three of which were included in the Quanta Services, Inc. Current Report on Form 8-K filed on June 17, 1999; our report dated March 19, 1999 on the combined financial statements of Northern Line Layers, Inc. as of and for the year ended December 31, 1998, as included in the Quanta Services, Inc. Current Report on Form 8-K/A filed on April 23, 1999, and to the incorporation by reference of said reports into Quanta Services, Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 333-47069, 333-56849) and Form S-3 (File Nos. 333-81419).

ARTHUR ANDERSEN LLP

Houston, Texas
August 27, 1999
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Quanta Services, Inc. with respect to the consolidated financial statements and financial schedule of Seaward Corporation included or incorporated by reference in its current report (Form 8-K) filed June 17, 1999 and Form S-3 (#333-81419) filed June 23, 1999, as well as to all references to our firm included in this Registration Statement.

/s/ NATHAN WECHSLER & COMPANY

NATHAN WECHSLER & COMPANY
Concord, New Hampshire
August 30, 1999
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Quanta Services, Inc. with respect to the consolidated financial statements and financial schedule of Dillard Smith Construction Company included or incorporated by reference in its current report (Form 8-K) filed June 17, 1999 and Form S-3 (#333-81419) filed June 23, 1999, as well as to all references to our firm included in this Registration Statement.

                                       /s/ JOSEPH DECOSIMO AND COMPANY, LLP

                                       JOSEPH DECOSIMO AND COMPANY, LLP

Chattanooga, Tennessee
August 30, 1999
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Quanta Services, Inc. with respect to the financial statements of Tom Allen Construction Company included or incorporated by reference in the Quanta Services, Inc. Current Report on Form 8-K filed on June 17, 1999 and its Form S-3 (File No. 333-81419) filed on June 23, 1999, as well as to all references to our Firm included in this Registration Statement.


/s/ GANIM, MEDER, CHILDERS & HOERING, P.C.
GANIM, MEDER, CHILDERS & HOERING, P.C.

Belleville, Illinois
August 31, 1999
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Quanta Services, Inc. with respect to the consolidated financial statements and financial schedule of The Ryan Co., Inc. included or incorporated by reference in its current report (Form 8-K) filed June 17, 1999 and Form S-3 (#333-81419) filed June 23, 1999, as well as to all references to our firm included in this Registration Statement.


/s/ KIRKLAND ALBRECHT AND COMPANY, P.C.

Kirkland Albrecht and Company, P.C.
August 27, 1999